POWER OF ATTORNEY

The undersigned Trustee of Ultimus Managers Trust, an Ohio business trust, hereby constitutes and appoints David James, Natalie S. Anderson, Thomas W. Steed III, and Kate A. McCurry, and each of them, attorneys for the undersigned and in his or her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2021.

/s/ David R. Carson

Print Name: David R. Carson

Title: Trustee

POWER OF ATTORNEY

The undersigned Trustee of Ultimus Managers Trust, an Ohio business trust, hereby constitutes and appoints David James, Natalie S. Anderson, Thomas W. Steed III, and Kate A. McCurry, and each of them, attorneys for the undersigned and in his or her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of July, 2021.

/s/ Janine L. Cohen

Print Name: Janine L. Cohen

Title: Board Chairman

POWER OF ATTORNEY

The undersigned Trustee of Ultimus Managers Trust, an Ohio business trust, hereby constitutes and appoints David James, Natalie S. Anderson, Thomas W. Steed III, and Kate A. McCurry, and each of them, attorneys for the undersigned and in his or her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of July, 2021.

/s/ David Deptula

Print Name: David Deptula

Title: Trustee

POWER OF ATTORNEY

The undersigned Trustee of Ultimus Managers Trust, an Ohio business trust, hereby constitutes and appoints David James, Natalie S. Anderson, Thomas W. Steed III, and Kate A. McCurry, and each of them, attorneys for the undersigned and in his or her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of July, 2021.

/s/ Robert E. Morrison, Jr.

Print Name: Robert E. Morrison

Title: Independent Trustee

POWER OF ATTORNEY

The undersigned Trustee of Ultimus Managers Trust, an Ohio business trust, hereby constitutes and appoints David James, Natalie S. Anderson, Thomas W. Steed III, and Kate A. McCurry, and each of them, attorneys for the undersigned and in his or her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of July, 2021.

/s/ Clifford Schireson

Print Name: Clifford Schireson

Title: Trustee

POWER OF ATTORNEY

The undersigned Trustee of Ultimus Managers Trust, an Ohio business trust, hereby constitutes and appoints David James, Natalie S. Anderson, Thomas W. Steed III, and Kate A. McCurry, and each of them, attorneys for the undersigned and in his or her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2021.

/s/ Jacqueline A. Williams

Print Name: Jacqueline A. Williams